UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2018

Guaranty Bancorp

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1331 Seventeenth St., Suite 200 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 675-1194
(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12-b2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07       Submission of Matters to a Vote of Security Holders

On May 8, 2018, Guaranty Bancorp (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”).  The proposals voted on at the Annual Meeting and the final voting results are as follows:

1)

Proposal 1.  With respect to the proposal to elect nine members of the Company’s Board of Directors, the following persons were elected to serve as directors of the Company and received the number of votes set forth opposite their respective names:

Nominee	For	Against	Abstain	Broker Non-Votes
Suzanne R. Brennan	21,648,672	84,442	105,655	4,409,197
Edward B. Cordes	21,427,662	305,452	105,655	4,409,197
John M. Eggemeyer	21,600,421	132,693	105,655	4,409,197
Keith R. Finger	21,700,305	108,049	30,415	4,409,197
Stephen D. Joyce	21,407,228	401,126	30,415	4,409,197
Gail H. Klapper	21,587,184	221,170	30,415	4,409,197
Stephen G. McConahey	21,660,030	72,981	105,758	4,409,197
Paul W. Taylor	21,620,662	112,452	105,655	4,409,197
W. Kirk Wycoff	19,463,828	2,269,886	105,055	4,409,197

2)

Proposal 2.  The proposal to ratify the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018 was approved by the following vote:

For	Against	Abstain	Non-Votes
25,079,040	1,163,161	5,765	-

Item 7.01       Regulation FD Disclosure.*

On May 8, 2018, the Company issued a press release announcing that its Board of Directors declared a quarterly cash dividend of $0.1625 per common share payable on May 25, 2018 to stockholders of record as of the close of business on May 18, 2018.  A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

_______________________

* The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibit attached hereto and incorporated by reference into this Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing.

Item 9.01       Financial Statements and Exhibits.

(d)   Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
Exhibit 99.1	Press Release dated May 8, 2018

_______________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARANTY BANCORP

By:	/s/ Christopher G. Treece
Name: Christopher G. Treece
Title: Executive Vice President, Chief Financial Officer and Secretary

Date:  May 8, 2018

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated May 8, 2018